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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Coca-Cola Company (the "Company") on Form 10-K for the period ended December 31, 2003 (the "Report"), I, Douglas N. Daft, Chairman, Board of Directors, and Chief Executive Officer of the Company and I, Gary P. Fayard, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DOUGLAS N. DAFT

Douglas N. Daft
Chairman, Board of Directors, and Chief Executive Officer
February 27, 2004

/s/ GARY P. FAYARD

Gary P. Fayard
Executive Vice President and Chief Financial Officer
February 27, 2004

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002